Exhibit 99.2

Hydrofarm Announces Redemption of Investor Warrants

Redemption Expected to Increase Cash Balance by Up to $54 Million

Fairless Hills, Pa. - June 21, 2021– Hydrofarm Holdings Group, Inc. (“Hydrofarm” or the “Company”) (Nasdaq: HYFM), a leading distributor and manufacturer of hydroponics equipment and supplies, today announced that the Company will redeem certain of its outstanding warrants (the “Investor Warrants”). Holders of the Investor Warrants have until 5:00 p.m. Eastern Time on July 19, 2021 to exercise their Investor Warrants. The Investor Warrants are exercisable for an aggregate of approximately 3.37 million shares of common stock, which reflects the total number of outstanding Investor Warrants as of June 15, 2021, at a price of $16.86 per share, representing approximately $54.0 million in total potential cash net proceeds to Hydrofarm. Following the redemption, and assuming all outstanding Investor Warrants are exercised, Hydrofarm expects to have approximately 43.2 million shares of common stock outstanding.

Bill Toler, Chairman and Chief Executive Officer of Hydrofarm, stated, “The redemption of our Investor Warrants will further strengthen our financial position by adding up to $54 million of additional cash to our balance sheet, while also streamlining our capital structure. The redemption also helps position us to continue to invest in our organic growth, as well as execute our acquisition strategy going forward.”

Investor Warrant Details

Under the terms of the Investor Warrants, Hydrofarm is entitled to redeem all of the outstanding Investor Warrants for a redemption price of $0.00033712 per Investor Warrant if (i) there is an effective registration statement covering the resale of the shares of common stock underlying the Investor Warrants, and (ii) the volume-weighted average price of the Company’s common stock for the twenty (20) consecutive trading days prior to the date of the notice of redemption is at least $25.28. These requirements have been achieved.

Any Investor Warrants that remain unexercised immediately after 5:00 p.m. Eastern Time on July 19, 2021, the redemption date, will be void and no longer exercisable, and the holders of those Investor Warrants will be entitled to receive $0.00033712 per Investor Warrant.

Additional Information

At the direction of the Company, Continental Stock Transfer & Trust Company, in its capacity as warrant agent, has mailed a notice of redemption to each of the registered holders of the outstanding Investor Warrants. Holders of Investor Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Investor Warrants since the process to exercise is voluntary.

None of Hydrofarm, its Board of Directors or employees has made or is making any representation or recommendation to any holder of the Investor Warrants as to whether to exercise or refrain from exercising any Investor Warrants.

The shares of common stock underlying the Investor Warrants have been registered by the Company under the Securities Act of 1933, as amended, and are covered by a registration statement filed on Form S-1 with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-256938).

Questions concerning redemption and exercise of the Investor Warrants can be directed to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attention: Compliance Department, telephone number (212) 509-4000.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer of any of Hydrofarm’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Hydrofarm Holdings Group, Inc.

Hydrofarm is a leading distributor and manufacturer of controlled environment agriculture equipment and supplies, including high-intensity grow lights, climate control solutions, and growing media, as well as a broad portfolio of innovative and proprietary branded products. For more than 40 years, Hydrofarm has helped growers in the U.S. and Canadian markets make growing easier and more productive.  The Company’s mission is to empower growers, farmers and cultivators with products that enable greater quality, efficiency, consistency and speed in their grow projects. For additional information, please visit: www.hydrofarm.com

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this press release, other than statements of historical fact, which address activities, events and developments that the Company expects or anticipates will or may occur in the future, including, but not limited to, statements regarding the redemption of the Investor Warrants, the expected proceeds from the exercise of the Investor Warrants and the expected use of such proceeds, information regarding the future economic performance and financial condition of the Company, the plans and objectives of the Company’s management, and the Company’s assumptions regarding such performance and plans are “forward-looking statements” within the meaning of the U.S. federal securities laws that are subject to risks and uncertainties. These forward-looking statements generally can be identified as statements that include phrases such as “guidance,” “outlook,” “projected,” “believe,” “target,” “predict,” “estimate,” “forecast,” “strategy,” “may,” “goal,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “should” or other similar words or phrases. Actual results could differ materially from the forward-looking information in this release due to a variety of factors, including, but not limited to:

The ongoing COVID-19 pandemic could have a material adverse effect on the Company’s business, results of operation, financial condition and/or cash flows; Interruptions in the Company's supply chain, whether due to COVID-19 or otherwise could adversely impact expected sales growth and operations; The highly competitive nature of the Company’s markets could adversely affect its ability to maintain or grow revenues; Certain of the Company’s products may be purchased for use in new or emerging industries or segments, including the cannabis industry, and/or be subject to varying, inconsistent, and rapidly changing laws, regulations, administrative and enforcement approaches, and consumer perceptions and, among other things, such laws, regulations, approaches and perceptions may adversely impact the market for the Company’s products; Compliance with environmental and other public health regulations or changes in such regulations or regulatory enforcement priorities could increase the Company’s costs of doing business or limit the Company’s ability to market all of its products; Damage to the Company’s reputation or the reputation of its products or products it markets on behalf of third parties could have an adverse effect on its business; If the Company is unable to effectively execute its e-commerce business, its reputation and operating results may be harmed; The Company’s operations may be impaired if its information technology systems fail to perform adequately or if it is the subject of a data breach or cyber-attack; The Company may not be able to adequately protect its intellectual property and other proprietary rights that are material to the Company’s business; Acquisitions, other strategic alliances and investments could result in operating and integration difficulties, dilution and other harmful consequences that may adversely impact the Company’s business and results of operations. Additional detailed information concerning a number of the important factors that could cause actual results to differ materially from the forward-looking information contained in this release is readily available in the Company’s annual, quarterly and other reports. The Company disclaims any obligation to update developments of these risk factors or to announce publicly any revision to any of the forward-looking statements contained in this release, or to make corrections to reflect future events or developments.

Contacts

Investor Relations:

Fitzhugh Taylor / ICR

ir@hydrofarm.com

Company Contact:

Jeff Peterson

jeffp@hydrofarm.com